Nationwide Mutual Funds
Sub-Item 77Q1:  Exhibits
10-31-2012 Annual Report

a. Copies of any material amendments to the registrant's charter or by-laws;

   i. Second Amended and Restated Agreement and Declaration of Trust, amended and restated as of June 17, 2009, (the "Amended Declaration"), of Registrant,
 Nationwide Mutual Funds (the "Trust"), a Delaware Statutory Trust, previously filed as Exhibit EX-28.a with the Trust's Registration Statement on From N-1A, as filed with the SEC on November 17, 2009, is hereby incorporated by reference.

 (a)  Amending Resolutions dated March 9, 2012, to the Amended Declaration, pertaining to the Nationwide Global Equity Fund and Nationwide High Yield Bond
 Fund, previously filed as Exhibit EX-28.a.4 with the Trust's Registration
 Statement on Form N-1A, as filed with the SEC on July 2, 2012, is hereby incorporated by reference.

 (b)  Amending Resolutions dated June 13, 2012, to the Amended Declaration, pertaining to the Nationwide Inflation-Protected Securities Fund, previously filed as Exhibit EX-28.a.5 with the Trust's Registration Statement on Form N-1A, as filed with the SEC on September 14, 2012, is hereby incorporated by reference.

b. N/A

c. N/A

d. N/A

e. Copies of any new or amended Registrant investment advisory contracts;

   i. Investment Advisory Agreement among Nationwide Mutual Funds (the "Trust") and
 Nationwide Fund Advisors ("NFA"), dated May 1, 2007, pertaining to certain series of the Trust currently managed by NFA, previously filed as Exhibit EX-99.d.2 with the Trust's Registration Statement on Form N-1A, as filed with the SEC on
 June 14, 2007, is hereby incorporated by reference.

 (a)  Exhibit A, as amended September 17, 2012, to the Investment Advisory Agreement
 among the Trust and NFA, dated May 1, 2007, pertaining to the Nationwide
 Inflation-Protected Securities Fund, previously filed as Exhibit EX-.28.d.1.c with the Trust's Registration Statement on Form N-1A, as filed with the SEC on
 September 14, 2012, is hereby incorporated by reference.

   ii. Subadvisory Agreement among the Trust, Nationwide Fund Advisors and Nationwide
 Asset Management, LLC, effective January 1, 2008, for the Nationwide Bond Fund, and Nationwide Government Bond Fund, previously filed as Exhibit EX-23.d.3.h with the Trust's Registration Statement on Form N-1A, as filed with the SEC on
 December 19, 2008, is hereby incorporated by reference.

 (a)  Exhibit A to the Subadvisory Agreement, amended September 17, 2012, among the
 Trust, Nationwide Fund Advisors and Nationwide Asset Management, LLC, effective
 January 1, 2008, pertaining to Nationwide Inflation-Protected Securities Fund,
 previously filed as Exhibit EX-28.d.3.f.1 with the Trust's Registration Statement on Form N-1A, as filed with the SEC on September 14, 2012, is hereby incorporated by reference.

f. N/A

g. N/A